UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-2

AMPLITECH GROUP, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Notice of Annual Stockholder Meeting and Notice of Availability of Proxy Materials

You are receiving this notice as a shareholder of AmpliTech Group, Inc. (“AmpliTech”). You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on December 6, 2022.

GET INFORMED BEFORE YOU VOTE

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the materials by requesting prior to November 22, 2022. If you would like to request a copy of the materials for this and for future stockholder meetings, you may 1) send an email to info@mtrco.com or 2) call (877) 645-8691 and choose option #2. If sending an email, please include your name and Elector ID (indicated below) in the subject line. Unless requested, you will not receive a paper or email copy.

HOW TO VOTE

•	For complete information and to vote online, visit https://AMPG.simplyvoting.com and enter

Elector ID:	Password:

•	Vote in Person at the Meeting

Please check the meeting materials for any special requirement for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Notice is hereby given that an annual meeting will be held:
When: Tuesday, December 6, 2022 5:00 PM Eastern Time	Where: 155 Plant Avenue Hauppauge, NY 11788

Vote at https://AMPG.simplyvoting.com

THIS IS NOT A VOTABLE BALLOT.

This is an overview of the proposals being presented at the upcoming stockholder meeting.

Voting Items				Board Recommends

1.	To elect five directors, each to hold office until the 2023 Annual Meeting of Stockholders and until his or her successor is elected and qualified;			☒ For All
	Nominees:	01) Fawad Maqbool 02) Louisa Sanfratello 03) Matthew Kappers	04) Andrew Lee 05) Daniel Mazziota

2.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and			☒ For

3.	To provide an advisory vote to approve executive compensation; and			☒ For

4.	To provide an advisory vote on the frequency of the advisory vote on executive compensation.			☒ Three Years

NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

While we intend to hold the Annual Meeting in person as scheduled, we are sensitive to public health and travel concerns and recommendations that public health officials may issue in light of the coronavirus (COVID-19) pandemic. As a result, we may decide to hold the Annual Meeting virtually instead of in-person. The determination to hold a virtual Annual Meeting will be announced in a press release available at www.amplitechinc.com as soon as practicable before the meeting. In that event, the Annual Meeting would be conducted solely virtually, on the above date and time, via live webcast.

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Your **Vote** Counts!

AMPLITECH GROUP, INC.

2022 Annual Meeting

Vote by December 05, 2022

11:59 PM ET

You invested in AMPLITECH GROUP, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 06, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 22, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

December 06, 2022
5:00 PM EST

155 Plant Avenue
Hauppauge, NY 11788

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

AMPLITECH GROUP, INC.
2022 Annual Meeting
Vote by December 05, 2022
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
01)	Fawad Maqbool	For
02)	Louisa Sanfratello	For
03)	Matthew Kappers	For
04)	Andrew Lee	For
05)	Daniel Mazziota	For
2.	The ratification of Sadler, Gibb & Associates, LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
3.	The approval of a non-binding advisory proposal approving a resolution supporting the compensation of named executive officers.	For
4.	The approval of a non-binding advisory vote on the frequency of an advisory vote on compensation of named executive officers.	3 Years

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